SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                December 8, 2003
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                        (Date of earliest event reported)


                         CCBT FINANCIAL COMPANIES, INC.
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             (Exact name of registrant as specified in its charter)


Massachusetts                        000-25381                        04-3437708
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(State or other jurisdiction   (Commission File Number)            (IRS Employer
of incorporation)                                            Identification No.)



459 Station Avenue, South Yarmouth, Massachusetts                          02664
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(Address of principal executive offices)                              (Zip Code)


                                 (508) 394-1300
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)


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ITEM 5.        OTHER EVENTS AND REGULATION FD DISCLOSURE
               -----------------------------------------

         On December 9, 2003, CCBT Financial Companies, Inc. ("CCBT") and Banknorth Group, Inc. ("Banknorth") announced that they had entered into an Agreement and Plan of Merger, dated as of December 8, 2003 (the "Agreement"), which sets forth the terms and conditions pursuant to which CCBT will be merged with and into Banknorth (the "Merger"). The Agreement provides, among other things, that as a result of the Merger each outstanding share of common stock of CCBT (subject to certain exceptions) will be converted into the right to receive
1.084 shares of common stock of Banknorth, plus cash in lieu of any fractional share interest.

         Consummation of the Merger is subject to a number of customary conditions, including, but not limited to, (i) the approval of the Agreement by the shareholders of CCBT and (ii) the receipt of requisite regulatory approvals of the Merger and the proposed merger of CCBT's banking subsidiary, Cape Cod Bank and Trust Company, with and into Banknorth's banking subsidiary, Banknorth, NA, immediately prior to consummation of the Merger.

         For additional information, reference is made to the press release dated December 9, 2003, which is included as Exhibit 99.1 and is incorporated herein by reference, and the other exhibits filed herewith. The description of the Agreement contained herein is qualified in its entirety by reference to
Exhibit 2.1.


Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits
              ------------------------------------------------------------------

         (a) Not applicable.

         (b) Not applicable.

         (c) The following exhibits are included with this Report:

Exhibit No.         Description
-----------         -----------

    2.1 Agreement and Plan of Merger, dated as of December 8, 2003, between Banknorth and CCBT (incorporated herein by reference to Exhibit 2.1 of the Form 8-K, dated as of December 8, 2003, filed by Banknorth Group, Inc.).

    10.1 Form of Shareholder Agreement between certain shareholders of CCBT and Banknorth (incorporated herein by reference to Annex A to Exhibit 2.1 of the Form 8-K, dated as of December 8, 2003, filed by Banknorth Group, Inc.).

    10.2 Form of Consulting Agreement between Banknorth and John Otis Drew (incorporated herein by reference to Annex B to Exhibit 2.1 of the Form 8-K, dated as of December 8, 2003, filed by Banknorth Group, Inc.).

    99.1 Press Release, dated December 9, 2003 (incorporated by reference to CCBT's filing with the Commission pursuant to Rules 425 and 14a-12 under the Securities Act of 1933 on December 9, 2003).


                                      * * *


         The press release included as Exhibit 99.1 and incorporated herein by reference contains forward-looking statements regarding Banknorth's acquisition of CCBT. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities: (1) estimated cost savings from the acquisition cannot be fully realized within the expected time frame; (2) revenues following the acquisition are lower than expected; (3) competitive pressure among depository institutions increases significantly; (4) costs or difficulties related to the integration of the businesses of Banknorth and CCBT are greater than expected;
(5) changes in the interest rate environment reduce interest margins; (6) general economic conditions, either nationally or in the markets in which Banknorth will be doing business, are less favorable than expected; (7) legislation or changes in regulatory requirements adversely affect the businesses in which Banknorth would be engaged; or (8) factors which would result in a condition to the acquisition not being met.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            CCBT FINANCIAL COMPANIES, INC.


                                            By:  /s/ PHILLIP W. WONG
                                                 -------------------------------
                                            Name:  Phillip W. Wong
                                            Title: Executive Vice President and
                                                   Chief Financial Officer

Date:  December 12, 2003